Exhibit 99.1

Deloitte & Touche LLP
50 South Sixth Street
Suite 2800
Minneapolis, MN 55402-1538
USA

September 17, 2009	Tel: +1 612 397 4000
Fax: +1 612 397 4450
www.deloitte.com

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4 of Canterbury Park Holding Corporation’s Form 8-K/A dated August 31, 2009, and have the following comments:

1.             We agree with the statements made in paragraphs (a)(i)-(a)(iii) and (b).

2.             We have no basis on which to agree or disagree with the statements made in paragraph (b)(i).

Yours truly,

Deloitte & Touche LLP